Exhibit 10.6
             Technology Purchase Agreement (H.G. "Rusty" Thornhill)
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                         TECHNOLOGY PURCHASE AGREEMENT

         THIS INSTRUMENT, made and entered into as of the 21st day of May, 1999, by and between H.G. "RUSTY' THORNHILL, a resident of the State of Tennessee ("Thornhill"); and AVALON-BORDEN COMPANIES, INC. a Delaware corporation ("ABCO").

                                WITNESSETH THAT:

         WHEREAS, Thornhill owns certain technology more particularly described in EXHIBIT "A" attached hereto and made a part hereto and made part hereof by reference (herein the "Technology"); and

         WHEREAS, ABCO desires to purchase the Technology from Thornhill.

         NOW THEREFORE, and in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1.  ASSIGNMENT

         Thornhill hereby assigns to ABCO, its successors and assigns, all right, title and interest in the following property:

             (i)   The Technology;

             (ii) All patents, patent applications, copyrights, personal property, warranties, plans and specifications for the Technology, or describing, depicting or outlining same in whole or in part, all tangible and intangible property, contract and other rights and benefits related to the Technology.

             (iii) All "Technical Know-how" which shall mean all pertinent and available technical know-how for using the Technology, including technical drawings, software and source codes, data sheets, manuals, protocols and the like referred to on EXHIBIT "A".

         It is the intent of the parties that Thornhill is assigning the ABCO, all property and rights of any kind, whether real, personal, tangible or intangible, which relates to or is necessary or useful in the Technology referred to herein. If ABCO desires or finds it necessary to have an assignment of any specific property or any supplemental assignment or transfer document, Thornhill agrees that promptly after written request he will execute such supplemental assignment.

2.       PURCHASE CONSIDERATION.

         As consideration for the assignment of the Technology to ABCO, Thornhill shall receive Two million two hundred thirty-six thousand (2,236,000) shares of the common stock of ABCO (the "Common Stock") evidenced by certificate Number N/A for shares dated of even date herewith. The certificate(s) representing the Common Stock shall bear the legend set forth below and any other legend or legends are reasonably required by ABCO to comply with state, federal or foreign law.


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         The securities represented by this certificate have not been registered under the Federal Securities Act of 1933 (the "Securities Act") in reliance upon the exemptions from registration contained in Section
         4(2) of the Securities Act and have not been registered under any state securities law, and neither these securities nor any interest therein may be sold, transferred, assigned, pledged, hypothecated, or a security interest otherwise granted therein, unless these securities are registered under the securities Act and applicable state securities acts or the Corporation has received an opinion of counsel (which opinion and counsel are acceptable to the Corporation) that such registration is not required.

3.       There is no paragraph 3 in this Agreement.

4.       REPRESENTATIONS

         Thornhill represents and warrants to ABCO that:

         (a) The Technology and Thornhill's rights therein are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

         (b) Thornhill is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Technology, free and clear of any license, liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Thornhill not to sue third persons.

         (c) No dispute, right of setoff, counterclaim, or defenses exist with respect to Thornhill's title to any part of the Technology;

         (d) Thornhill has the unrestricted right to assign the Technology to ABCO and to enter into this Agreement;

         (e) The Technology is free from any known defects and shall operate in accordance with the description of the Technology, functional and performance specifications and standards set forth in EXHIBIT "A";

         (f) Thornhill, in accepting the Common Stock hereunder, has relied upon an independent investigation and has, prior to the date hereof, been given access to and the opportunity to examine all such information about ABCO as he has requested. Thornhill will keep confidential all non-public information regarding ABCO that Thornhill receives from ABCO. In making his investment decision to acquire the Common Stock Thornhill is not relying on any oral or written representations or assurances from ABCO or any other person or any representation of ABCO or any other person other than as set forth in this Agreement, public filings of ABCO or in a document executed by a duly authorized representative of ABO making reference to this Agreement. Thornhill has such experience in business and financial matters that he is capable of evaluating the risk of his investment and determining the suitability of his investment. Thornhill is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D. Thornhill understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of ABCO, this transaction or the subscription of the Common Stock. Thornhill understands that the Common Stock has not been registered under the Securities Act of 1933 (the "Act") and is being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Thornhill contained herein. Thornhill

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is acquiring the common stock for Thornhill's own account for investment and not with a view to the distribution thereof. Thornhill understands that Thornhill must bear the economic risk of this investment indefinitely unless the sale of such common stock is registered pursuant of the act, or an exemption from such registration is available, and that ABCO has no present intention of registering any such sale of the common stock.Thornhill represents and warrants to ABCO that he has no present plan or intention of selling the common stock and has made no predetermined arrangements to sell the common stock Thornnhill acknowledges the Thornhill has had the opportunity to review this agreement and the transactions contemplated by this agreement with his own legal counsel. Thornhill is relying solely on such counsel and not on any statements of representations of ABCO or any of its agents for legal advice with respect to this investment or the transactions contemplated by this agreement.

5.       COVENANTS

         THORNHILL COVENANTS AND AGREES:

         (i) from time to time promptly, to execute and deliver to ABCO all such other assignments certificates, supplemental documents, and financing statements, and do all other acts or things, as ABCO may reasonably request in order to more fully assign the technology to ABCO;

         (ii) promptly to notify ABCO of any claim, action or proceeding which could affect Thornhill's title to or materially and adversely af fect the value of the Technology, or any part thereof, or the effectiveness of the Technology, and at the request of ABCO, appear in and defend any such action or proceeding;

         (iii) to do all things reasonably necessary or appropriate to enable ABCO to fully exercise its rights under this agreement;

         (iv) that ABCO shall have the right but in no way be obligated to bring suit in its own name to enforce the technology and the assignment thereof hereunder, in which event Thornhill shall at the request of ABCO do any and all lawful acts and execute any and all proper documents required by ABCO in aid of such enforcement.

         (v) that Thornhill will not make any sale, transfer or other disposition of the common stock in violation of the Act, the Securities Exchange Act of 1934, as amended or the rules and regulations of the Securities and Exchange commission promulgated thereunder.

         (vi) In consideration of the purchase of the Technology provided for in this Agreement, Thornhill will preserve the confidentiality of the technology and such improvements therein as he or ABCO shall make or develop, and Thornhill shall preserve and assign to ABCO such rights of copyright, inventorship, authorship, or trade secret to be or ABCO may have or acquire in such improvements.

6.       There is no paragraph in this agreement.

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7.       NOTICES

         (a) All notices, request, demands and other communications under this agreement or in connection therewith shall be given to or made upon respective parties hereto as follows:

                  To Thornhill:       H.G. "Rusty" Thornhill
                                      113 Apple Circle
                                      Crossville, TN  38555
                                      Fax: 931-456-9821

                  To ABCO:            Avalon-Borden Companies, Inc.
                                      Suite 200
                                      404 Avalon Avenue
                                      Muscle Shoals, AL  35661
                                      Fax: 256-381-4832

         (b) All notices, request, demands and other communications given or made in accordance with the provisions of this agreement shall be made in writing, and shall either be: (i) forwarded by reputable overnight courier (e.g., FedEx) marked and billed or prepaid for next business day delivery to the proper address listed above; or (ii) sent by facsimile to the number identified above. Notice made by overnight courier shall be deemed to have been given on the next business day after delivery to such courier as specified. Notice given to facsimile shall be deemed to have been given when the confirmation is received from the sender's fax machine to the fax number specified in the preceding paragraph.

8        MISCELLANEOUS

         (a) This Agreement shall be binding upon and inure to the benefit of Thornhill and ABCO and their respective legal representatives, successors,heirs, and assigns.

         (b) This Agreement shall be deemed to be a contract made under the laws of the State of Alabama.

         (c) If any provision of this Agreement is determined to be illegal or invalid, then this agreement shall be construed as if such provision did not appear herein, and the remaining provisions of this Agreement will continue in full force and effect.

         (d) This Agreement embodies all of the understandings and obligations between the parties with respect to the subject matter hereof, superseding all prior comunications, both oral and written. No amendment, modification, extension or renewal of this Agreement shall be valid or binding upon the parties unless made in writing, signed on behalf of each of the parties by its proper officer thereunto duly authorized.

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         IN WITNESS WHEREOF, ABCO and Thornhill have executed this instrument as of the date first written above.


                                                /s/ H.G. "RUSTY" THORNHILL
                                                --------------------------------
                                                H.G. "RUSTY" THORNHILL



                                                AVALON-BORDEN COMPANIES, INC


                                                By: /s/ DAS A. BORDEN
                                                    ----------------------------
                                                Title:  CEO
                                                      --------------------------

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                                   EXHIBIT "A"

         Any and all Technology,Technical Know-how, Patent Rights and Copyrights relating in any way to band-width narrowing, digital and analog data transfer and/or switching/routing, including but not limited to all of Thornhill's technology designs, software and hardware designs and developments known as ASWITCH, INSTORaM, Transmodulator, NU CPU, addressing MCCM (Bandwidth), Thornhill's SET-TOP BOX and NCO (National Central Office) designs and developments. This Purchase Agreement also expressly includes all of Thornhill's rights, title and interest in patent #5,535,229, and any and all applications, improvements or upgrades to the technology represented by patent # 5,535,229.